VANGUARD(R)
PREFERRED STOCK FUND

[PHOTO]

SEMIANNUAL REPORT
April 30, 2000

[THE VANGUARD GROUP LOGO]

HAVE THE PRINCIPLES OF INVESTING CHANGED?

In a world of frenetic change in business, technology, and the financial markets, it is natural to wonder whether the basic principles of investing have changed.

     We don't think so.

     The most successful investors over the coming decade will be those who began the new century with a fundamental understanding of risk and who had the discipline to stick with long-term investment programs.

     Certainly, investors today confront a challenging, even unprecedented, environment. Valuations of market indexes are at or near historic highs. The strength and duration of the bull market in U.S. stocks have inflated people's expectations and diminished their recognition of the market's considerable risks. And the incredible divergence in stock returns--many technology-related stocks gained 100% or more in 1999, yet prices fell for more than half of all stocks--has made some investors question the idea of diversification.

     And then there is the Internet. Undeniably, it is a powerful medium for communications and transacting business. For investors, the Internet is a vast source of information about investments, and online trading has made it inexpensive and convenient to trade stocks and invest in mutual funds.

     However, new tools do not guarantee good workmanship. Information is not the same as wisdom. Indeed, much of the information, opinion, and rumor that swirl about financial markets each day amounts to "noise" of no lasting significance. And the fact that rapid-fire trading is easy does not make it beneficial. Frequent trading is almost always counterpro-ductive because costs--even at low commission rates--and taxes detract from the returns that the markets provide. Sadly, many investors jump into a "hot" mutual fund just in time to see it cool off. Meanwhile, long-term fund investors are hurt by speculative trading activity because they bear part of the costs involved in accommodating purchases and redemptions.

     Vanguard believes that intelligent investors should resist short-term thinking and focus instead on a few time-tested principles:

     o Invest for the long term. Pursuing your long-term investment goals is more like a marathon than a sprint.

     o Diversify your investments with holdings in stocks, bonds, and cash investments.

Remember that, at any moment, some part of a diversified portfolio will lag other parts, and be wary of taking on more risk by "piling onto" the best-performing part of your holdings. Today's leader could well be tomorrow's laggard.

     o Step back from the daily frenzy of the markets; focus on your overall asset allocation.

     o Capture as much of the market's return as possible by minimizing costs and taxes. Costs and taxes diminish long-term returns while doing nothing to reduce the risks you incur as an investor.

--------------------------------------------------------------------------------
CONTENTS

REPORT FROM THE CHAIRMAN        1          FUND PROFILE                    8
THE MARKETS IN PERSPECTIVE      4          PERFORMANCE SUMMARY            10
REPORT FROM THE ADVISER         6          FINANCIAL STATEMENTS           11
--------------------------------------------------------------------------------

All comparative mutual fund data arefrom Lipper Inc. or Morningstar, Inc., unless otherwise noted.
"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.
Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes.
"Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

REPORT FROM THE CHAIRMAN

[PHOTO]
JOHN J. BRENNAN

Vanguard Preferred Stock Fund returned a disappointing -2.7% during the first half of its 2000 fiscal year, as generally higher interest rates made for a difficult environment for fixed-income securities.

------------------------------------------------------------
                                         TOTAL RETURNS
                                        SIX MONTHS ENDED
                                         APRIL 30, 2000
------------------------------------------------------------
Vanguard Preferred Stock Fund               -2.7%
------------------------------------------------------------
Average Fixed-Income Fund*                   1.2%
------------------------------------------------------------
Merrill Lynch Fixed-Rate
 Preferred Stock Index**                    -3.4%
------------------------------------------------------------
 *Derived from data provided by Lipper Inc.
**Merrill Lynch DRD-Eligible Preferred Index through
  February 2000; Merrill Lynch Fixed-Rate Preferred
  Stock Index thereafter.

     The adjacent table compares your fund's six-month total return (capital change plus reinvested dividends) with the average return of fixed-income mutual funds and the Merrill Lynch Fixed-Rate Preferred Stock Index, a broad measure of the preferred stock market. As you can see, our result lagged the average return of our peers but outpaced that of our unmanaged benchmark.

     Our return is based on a decrease in net asset value from $9.44 per share on October 31, 1999, to $8.89 per share on April 30, 2000, and is adjusted for the reinvestment of dividends totaling $0.30 per share paid from net investment income. The fund's yield as of April 30 was 6.57%, up from 6.14% six months earlier.

     As we have pointed out in past reports, the market for preferred stocks that are eligible for the federal intercorporate dividends-received deduction
(DRD)--our fund's bread and butter since it was launched in 1975--has shrunk significantly over the past decades as companies have found less-expensive sources of financing. Consequently, Vanguard Preferred Stock Fund's Board of Trustees decided late last year to change the fund's investment objective of maximizing dividend income that qualifies for the DRD--a special tax deduction available only to corporations, allowing them to exclude from taxable income 70% of the income received from DRD-eligible securities. Under its new objective, Vanguard Preferred Stock Fund will seek a high level of current income, a significant portion--but not all--of which will be DRD-eligible. Accordingly, we have changed the unmanaged benchmark that we present as a comparison for our fund's performance from the Merrill Lynch DRD-Eligible Preferred Index to the Merrill Lynch Fixed-Rate Preferred Stock Index, a broader measure of preferred stocks.

     Note: Individual investors, who are not eligible to use the special corporate tax deduction for preferred stock dividends, are not fully compensated for the fund's additional interest rate and credit risks.

THE PERIOD IN REVIEW

The U.S. economy displayed remarkable vigor during the six months. Its staying power was impressive, too: April marked the 109th month of uninterrupted expansion--more than nine years without a recession. Preliminary estimates for the first quarter of 2000 indicated that the economy was growing at a 5.4% annual rate, a strong follow-up to the previous quarter's astounding 7.3% rate.

     A growing economy creates a good climate for stocks, and the overall stock market, as measured by the Wilshire 5000 Total Market Index, rose 9.7% for the half-year. However, concerns about inflation and the high valuations of many tech stocks led to frequent market swings. The volatility was especially evident among small-cap and technology issues. The small-cap Russell 2000 Index, for example, saw a 35.2% gain from October 31 through February 29, followed by a -12.2% decline in March and April, resulting in an 18.7% half-year return.

     The climate was not quite so kind to bonds. The Federal Reserve Board--fearing that the economy's rapid expansion would ignite inflation--raised short-term interest rates by 25 basis points (0.25 percentage point) on March 21--the third such increase during the half-year and the fifth in nine months. The yield of 3-month U.S. Treasury bills increased 74 basis points during the half-year, to 5.83% as of April 30. But yields of longer-term bonds didn't rise as far. Indeed, the U.S. Treasury's repurchase of some of its long-term bonds caused yields on very long-term Treasury bonds to fall slightly. The 30-year Treasury bond's yield on April 30 was 5.96%--20 basis points below where it started the fiscal year and 66 basis points below the 6.62% yield on 3-year Treasury notes. The yield for the 10-year Treasury note rose 19 basis points during the period, to 6.21%, and the overall bond market, as measured by the Lehman Brothers Aggregate Bond Index, recorded a 1.4% total return.

PERFORMANCE OVERVIEW

Vanguard Preferred Stock Fund's return of -2.7% for the half-year was well behind the 1.2% return of the average fixed-income fund, which invests in bonds with a wide range of maturities and quality ratings. Though it is little consolation during a period when our return was negative, our fund handily outpaced its index benchmark during the six months. An unmanaged index, of course, does not bear administrative and operating expenses that real-world mutual funds must incur, and therefore is a consistently tough competitor.

     Though prices of long-term U.S. Treasury bonds rose and yields fell by 20 basis points during the six months, prices on preferreds fell and yields rose by about 40 basis points to 7.0%. Although the immediate effect of a rise in yields is a price decline for bonds, the long-term effect can be beneficial because the resulting higher income stream can be reinvested at the new, higher, prevailing yields. For the six months, Vanguard Preferred Stock Fund's price decline of -5.8% more than offset its income return of 3.1%.

     Several important distinctions between the preferred stocks held by our fund and the securities held by the average fixed-income fund account for the difference in performance over the past six months. Our fund's strict focus on preferred stocks means that our portfolio generally has a longer duration and a slightly lower credit quality than our average peer. The longer duration of our preferred stocks makes their prices more sensitive to changes in interest rates than shorter-duration bonds. That means that preferred stock prices will rise more when interest rates fall and decline more when rates rise.

     The relatively lower credit quality of Vanguard Preferred Stock Fund stems from the fact that preferred stocks fall behind bonds in corporations' capital structures. In other words, dividends are paid on preferred stocks after interest and principal due on bonds are paid, though before any dividends can be paid on common stock. During the fiscal half-year, lower-quality securities generally performed worse than those with higher credit quality. For more information on the preferred stock market, see the Report From The Adviser on pages 6-7.
                                       2

     It's important to remember that because preferred stocks are extremely sensitive to changes in interest rates, their prices are subject to substantial short-term fluctuations. Over the long run we expect our returns to be competitive with those of funds with similar policies and objectives. We base this belief on our confidence in the power of low costs. Our expense ratio (annualized expenses as a percentage of average net assets) was 0.38%, just a fraction of the 1.04% charged by the average fixed-income fund. Our low operating costs provide our fund with a significant head start over competing funds.

IN SUMMARY
For investors in fixed-income securities, the past six months have not been rewarding. But although income-producing bonds and preferred stocks have lagged their equity counterparts recently, the argument for their inclusion in a balanced portfolio is no less persuasive. Fixed-income investments add to a portfolio's diversification, and income from interest and dividends is a valuable and durable component of total return that, when compounded over long periods, can play an important role in helping investors build wealth while adding to a portfolio's diversification.

     Investors who maintain exposure to the major asset classes through balanced portfolios of well-diversified stock funds, fixed-income funds, and money market funds have generally found it easier to maintain equilibrium in turbulent times. We urge you to base your investment plans on your own goals, time horizon, and risk tolerance--and then to stick with those plans over the long haul.


/S/
John J. Brennan
Chairman and Chief Executive Officer

May 15, 2000



--------------------------------------------------------------------------------
NOTICE TO SHAREHOLDERS
In the past, the quarterly income dividend that Vanguard Preferred Stock Fund distributed to shareholders was paid at a "set rate" of $0.14 per share. Any income the fund earned in excess of the set rate was distributed in the December income dividend. Beginning with the dividend of $0.13 per share that was paid in March 2000, the fund will distribute income on a "pay as you go" basis, rather than according to a set rate. This policy change provides for a more even distribution of income throughout the year.
--------------------------------------------------------------------------------

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED APRIL 30, 2000


A surging economy, rising corporate profits, and enthusiasm for technology stocks carried broad stock market indexes higher during the volatile but generally rewarding six months ended April 30, 2000.

     Stocks rose despite a modest pickup in inflation and a rise in interest rates, both of which did some damage to bond prices. Through the first four months of the period, the stock market was dominated by optimism about the long-term outlook for technology, telecommunications, and media companies. But sentiment then shifted and the tech and telecom groups fell sharply, giving back some of the spectacular gains achieved over the previous year or so.

----------------------------------------------------------------------
                                              TOTAL RETURNS
                                        PERIODS ENDED APRIL 30, 2000
                                       -------------------------------
                                      6 MONTHS    1 YEAR     5 YEARS*
----------------------------------------------------------------------
STOCKS
  S&P 500 Index                        7.2%       10.1%       25.3%
  Russell 2000 Index                  18.7        18.4        15.3
  Wilshire 5000 Index                  9.7        12.2        23.9
  MSCI EAFE Index                      6.8        14.2        10.7
----------------------------------------------------------------------
BONDS
  Lehman Aggregate Bond Index          1.4%        1.3%        6.8%
  Lehman 10 Year Municipal Bond Index  2.4        -0.3         6.1
  Salomon Smith Barney 3-Month
   U.S. Treasury Bill Index            2.7         5.1         5.2
----------------------------------------------------------------------
OTHER
  Consumer Price Index                 1.8%        3.0%        2.4%
----------------------------------------------------------------------
*Annualized.

     For both bond and stock investors, uncertainty centered mainly on how the Federal Reserve Board would react to the surprising performance of the U.S. economy, which grew at a 7.3% pace in the final three months of 1999 and at a still-robust 5.4% during the first quarter of 2000. With U.S. unemployment at a three-decade low of 3.9%, Fed policymakers grew increasingly concerned that inflation was bound to worsen. The Fed raised short-term interest rates by 0.25 percentage point three times during the six-month period. These boosts, following identical increases in June and August of 1999, took the Fed's target for short-term rates to 6.0%. Yet the economy continued to soar--including even the housing and automobile sectors, which often are the first to slow down in response to higher interest rates.

     Inflation gauges provided ambiguous readings. The Consumer Price Index increased 1.8% and 3.0% for the 6- and 12-month periods ended April 30, but much of the acceleration in inflation was due to higher energy and food prices. The core inflation rate, which excludes those sectors, was up a less-ominous 2.2% over the year.

U.S. STOCK MARKETS

The technology sector, which accounts for about one-quarter of the stock market's total value, dominated the market during the half-year, despite suffering a sharp setback late in the period. Even after a -34% fall from March 10 through mid-April, the tech-heavy Nasdaq Composite Index registered a 30.8% return for the six months.

         The overall stock market, as measured by the Wilshire 5000 Total Market Index, gained 9.7%. There was a decided split in results from large- and small-capitalization stocks.

The large-cap S&P 500 Index returned 7.2%, while the rest of the U.S. stock market gained 19.2%.

     Top performers during the half-year were companies in computer software and hardware, semiconductors, Internet-related businesses, and wireless communications. Fully half of the 58 companies in the S&P 500's technology group gained more than 50%, and the average return for tech stocks exceeded 39%. A number of tech-related companies in the producer-durables sector also posted impressive gains, and the sector as a whole returned 32%. A return of 34% was achieved by the oil-drilling and services companies in the "other energy" category, which benefited from higher oil and gas prices. The worst-performing sector was consumer staples (-18%), a category that includes supermarket, food, beverage, and tobacco stocks. Next in line were financial-services companies (-7%), hurt by higher short-term interest rates, which tend to raise borrowing costs for banks and can lead to increased loan defaults.

U.S. BOND MARKETS

The Federal Reserve Board's three rate increases succeeded in elevating other short-term rates. For example, yields of 3-month U.S. Treasury bills rose during the half-year to 5.83%, an increase of 0.74 percentage point (74 basis points) that virtually matched the Fed's target. However, long-term rates didn't move nearly as far. The 10-year Treasury note rose just 19 basis points, to 6.21%, as of April 30. And yields actually fell a bit for very long-term Treasury bonds, a result of shrinking supply. Because of the federal government's budget surplus, the U.S. Treasury decided to reduce issuance of new bonds and to buy back some of its existing long-term bonds. As investors reacted, the yield of the 30-year Treasury declined 20 basis points--from 6.16% to 5.96%--during the half-year.

     The result of higher short-term rates and relatively stable long-term rates was an unusual inversion in the Treasury yield curve. Instead of the usual upward-sloping curve--which shows yields increasing in tandem with maturities--there was a pronounced drop-off. As of April 30, the yield of 30-year Treasuries was two-thirds of a percentage point below the 6.62% yield on 3-year Treasury notes.

     A similar pattern emerged outside the Treasury market, although long-term yields remained above yields for short-term corporate, municipal, and mortgage-backed securities. The overall bond market, as measured by the Lehman Aggregate Bond Index, provided a 1.4% return, as an average price decline of -2.0% offset most of a 3.4% income return.

INTERNATIONAL STOCK MARKETS

Despite declines in March and April, stock markets in Europe, Asia, and many emerging markets produced strong half-year gains as investors responded to improving global economic growth and a rise in corporate merger-and-acquisition activity. However, many of the gains were slashed for U.S. investors as the dollar gained strength against most other currencies. (Conversely, when the dollar falls in value, returns from abroad are enhanced for U.S. investors.)

     In U.S.-dollar terms, the overall return from developed foreign markets was a very solid 6.8%, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East Index. However, in local currencies, the EAFE Index return was 16.4%.

     In Europe, an average 21.1% gain in local-currency terms was reduced to 8.4% for U.S. investors because of the dollar's strength. Stocks in the Pacific region, which is dominated by Japan, returned 3.6% in dollars, less than half the 7.5% gain in local currencies. The Select Emerging Markets Free Index returned 12.3% in U.S. dollars, with the biggest gains in Turkey (+148%), Russia (+123%), and Israel (+50%).
                                       5

REPORT FROM THE ADVISER

For the 6- and 12-month periods ended April 30, 2000, Vanguard Preferred Stock Fund posted total returns of -2.7% and -7.5%, respectively. These disappointing returns were due to a persistent rise in yields and a corresponding decline in prices for preferred stocks.

AN OVERVIEW OF THE PERIOD

The fiscal year began November 1, 1999, with the yield of the 30-year U.S. Treasury bond at 6.16% and the yield of a representative preferred stock at 6.63%. Six months later, the long Treasury bond's yield was 20 basis points lower, while preferred stock yields were up by 37 basis points. Thus, the yield differential between riskless Treasuries and preferred stocks widened by 57 basis points. Given that prices of fixed-income investments move in the opposite direction from yields, the divergence in yields translated into a divergence in price performance: long-term Treasury prices rose a bit, while preferred prices declined. Oddly enough, the yields for the two markets moved in different directions even though the supply of both preferreds and Treasuries was shrinking.

     A positive factor for preferred securities so far this fiscal year has been the absence of discussion concerning a reduction in the intercorporate dividends-received deduction (DRD)--a provision that effectively shields from federal income tax 70% of the income from qualifying preferred stocks. Although proposals to reduce or eliminate the DRD have been floated in the past, we know of no such proposal currently.

MARKET UPDATE

There has been little, if any, new issuance of preferred stocks eligible for the dividends-received deduction because cheaper ways of financing exist. Not only has new issuance dried up, but companies have a fairly high economic incentive to eliminate DRD-eligible preferred stocks from their balance sheets because the preferred dividends, unlike the interest expense on bonds, cannot be deducted to reduce income subject to taxes. However, corporate tenders and calls for redemption of older preferred issues have ceased as interest rates have risen. Essentially all of the issues that could be retired have been extinguished.

     The yield premium, or the difference in yields between risk-free Treasuries and other fixed-income securities, widened across all sectors of the fixed-income markets from January through April 2000. As the Federal Reserve Board has sought to curtail credit to slow the U.S. economy's growth, the marginal borrower has had to pay a relatively steeper price to obtain credit. Preferred stock issuers were no exception, since preferred stock is further down the capital structure (that is, preferred dividends are paid after all debt obligations are serviced).

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY
The adviser believes that the fund can provide a relatively high and sustainable level of income by investing primarily in dividend-paying, high-quality, preferred stocks.
--------------------------------------------------------------------------------

     The markets don't know how high the Federal Reserve will have to raise short-term rates to achieve its goals. Given this uncertainty, risk premiums can widen further versus U.S. Treasury securities. Today, the after-tax spread between yields on a-rated, utility-issued perpetual preferreds and the 30-year Treasury yield is 239 basis points, up from 192 basis points six months ago. Over the past ten years, the average preferred/Treasury yield spread has been 197 basis points. Compared with municipal bonds, preferreds have provided an average extra after-tax yield of 62 basis points over this period. The yield spread today is in the same ballpark, at 57 basis points. Thus, based on past standards, preferred stocks appear to be fairly inexpensive in relation to Treasuries and reasonably valued versus municipals.

     Given the federal government's growing budget surplus, its need for new revenue sources is less urgent, which reduces the chances that the Treasury will again suggest reducing the DRD. However, potential buyers of preferred stocks are still generally demanding that new DRD-eligible preferred issues provide protection against a lowering of the DRD. The prospectus of a "DRD-protected issue" states that the issuer will boost the dividend if the DRD is lowered, thus leaving the investor no worse off with respect to after-tax income. We view this protection as necessary insurance against a possible change in tax laws, which could severely hurt prices for preferred stocks. However, the protection usually expires 18 months after the security is issued.

INVESTMENT GOALS AND STRATEGY

The fund's investment goals and strategy are consistent with those put in place at the fund's inception in 1975. We purchase relatively high-quality preferred stocks with the goal of providing sustainable and attractive after-tax income. We attempt to control income risk and variability by investing in securities with call protection that are issued by highly creditworthy companies. We attempt to ensure stability of income through broad diversification; 46 preferred stock issuers were represented in the fund as of April 30, 2000.

     The risk of a reduction in the fund's net asset value from either a lowering of the DRD or an increase in long-term interest rates is always present. These risks cannot be hedged over the long term. Preferreds, which generally do not have a stated maturity date, perform very poorly when interest rates are rising, just as they perform very well when interest rates decline. We expect rates to rise slightly from today's levels because of a general expansion in global economic activity. However, we also expect inflation to remain in a range of 2% to 3%, which should keep interest rates from rising substantially. Nevertheless, the constant warnings by the Fed about the historically high economic growth rate and the potential for greater inflation will keep the fixed-income markets unnerved.

     As of April 30, Vanguard Preferred Stock Fund's credit-quality breakdown--based on Moody's Investors Service ratings--was cash, 2%; aa-rated securities, 26%; a, 50%; and baa, 22%. Electric utilities were, by far, the fund's largest industry exposure--securities from 25 issuers accounted for about 53% of the fund's assets. High-quality financial-services issuers (with about 42% of assets) accounted for the next-largest industry exposure.

Earl E. McEvoy, Senior Vice President
Wellington Management Company, LLP

May 5, 2000

FUND PROFILE
PREFERRED STOCK FUND

This Profile provides a snapshot of the fund's characteristics as of April 30, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.

PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------
                                          PREFERRED        MERRILL LYNCH
                                              STOCK               INDEX*
--------------------------------------------------------------------------------
Number of Securities                             55                  154
Yield                                          6.6%                 9.1%
Average Coupon                                 6.5%                 8.4%
Average Quality                                  a2                   a3
Turnover Rate                                  8%**                   --
Expense Ratio                               0.38%**                   --
Cash Reserves                                  2.0%                   --
 *Merrill Lynch Fixed-Rate Preferred Stock Index.
**Annualized.


DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
---------------------------------------------------
Treasury/Agency                        0.0%
aaa                                    0.0
aa                                    25.6
a                                     50.5
baa                                   22.6
ba                                     0.0
b                                      0.0
Not Rated                              1.3
---------------------------------------------------
Total                               100.0%


DISTRIBUTION BY COUPON
(% OF PORTFOLIO)
---------------------------------------------------
Under 4%                               2.2%
4%-5%                                  4.2
5%-6%                                 22.9
6%-7%                                 42.5
7%-8%                                 28.2
8%-9%                                  0.0
9%-10%                                 0.0
Over 10%                               0.0
---------------------------------------------------
Total                                100.0%


TEN LARGEST HOLDINGS
(% OF TOTAL NET ASSETS)
---------------------------------------------------
Federal Home Loan Mortgage Corp.            10.6%
Alabama Power Co.                            4.7
Citigroup, Inc.                              4.6
Florida Power & Light Co.                    4.4
Baltimore Gas & Electric Co.                 4.3
SLM Holding Corp.                            4.1
South Carolina Electric & Gas Co.            3.9
PPL Electric Utilities Corp.                 3.7
PacifiCorp                                   3.2
TXU Electric Co.                             3.2
---------------------------------------------------
Top Ten                                     46.7%


SECTOR DIVERSIFICATION (% OF PREFERRED STOCKS)
--------------------------------------------------------------------------------
                           APRIL 30, 1999          APRIL 30, 2000
                      ----------------------------------------------------------
                          PREFERRED STOCK         PREFERRED STOCK
                      ----------------------------------------------------------
Auto & Transportation           0.0%                   0.0%
Consumer Discretionary          0.0                    0.0
Consumer Staples                1.5                    0.3
Financial Services             52.1                   41.5
Health Care                     0.0                    0.0
Integrated Oils                 0.0                    0.0
Other Energy                    1.3                    1.2
Materials & Processing          0.5                    2.8
Producer Durables               0.0                    0.0
Technology                      0.4                    0.6
Utilities                      44.2                   53.6
Other                           0.0                    0.0
--------------------------------------------------------------------------------

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with "aaa" indicating the most creditworthy issuers.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities.

DISTRIBUTION BY COUPON. A breakdown of the securities in a fund according to coupon rate--the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Securities with unusually high coupon rates may be subject to call risk, the possibility that they will be redeemed (or "called") early by the issuer.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a fund's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

NUMBER OF SECURITIES. An indicator of diversification. The more securities a fund holds, the more diversified it is, and the less susceptible to a price decline stemming from the problems of a particular company.

SECTOR DIVERSIFICATION. The percentage of preferred stocks from issuers in each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the period. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is the rate of return an investor would receive if the securities were held to their maturity dates.

PERFORMANCE SUMMARY
PREFERRED STOCK FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.


TOTAL INVESTMENT RETURNS: OCTOBER 31, 1979-APRIL 30, 2000
---------------------------------------------------------
              PREFERRED STOCK FUND         MERRILL LYNCH
                                               INDEX*
FISCAL   CAPITAL      INCOME     TOTAL         TOTAL
YEAR     RETURN       RETURN    RETURN         RETURN
---------------------------------------------------------
1980       -9.1%       10.3%      1.2%         -3.4%
1981      -10.9        11.4       0.5          -3.7
1982       17.5        18.6      36.1          27.0
1983        1.5        11.9      13.4          16.6
1984       -6.9        12.5       5.6           5.3
1985        9.7        14.2      23.9          23.4
1986       20.7        11.9      32.6          37.9
1987      -17.8         7.2     -10.6          -3.8
1988        0.5        11.9      12.4           8.7
1989        8.6         7.2      15.8          12.3
1990       -4.6         8.9       4.3          -3.1
---------------------------------------------------------

---------------------------------------------------------
              PREFERRED STOCK FUND         MERRILL LYNCH
                                               INDEX*
FISCAL   CAPITAL      INCOME     TOTAL         TOTAL
YEAR     RETURN       RETURN    RETURN         RETURN
---------------------------------------------------------
1991       10.2%       10.6%     20.8%         28.8%
1992        2.9         8.4      11.3          13.5
1993        7.2         8.4      15.6          10.4
1994      -15.2         6.7      -8.5          -5.0
1995       15.1         8.7      23.8          18.0
1996        0.6         7.4       8.0           7.4
1997        5.2         7.2      12.4           8.8
1998        1.9         6.1       8.0           6.4
1999       -7.8         5.3      -2.5           1.2
2000**     -5.8         3.1      -2.7          -3.4
---------------------------------------------------------

*S&P Preferred Index through March 1989; Merrill Lynch Perpetual Preferred Index through January 1997; Merrill Lynch DRD-Eligible Preferred Index through February 2000; Merrill Lynch Fixed-Rate Preferred Stock Index thereafter.
**Six months ended April 30, 2000.
See Financial Highlights table on page 15 for dividend and capital gains information for the past five years.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 2000*
--------------------------------------------------------------------------------
                                                                 10 YEARS
                      INCEPTION                         ------------------------
                        DATE      1 YEAR    5 YEARS     CAPITAL  INCOME   TOTAL
--------------------------------------------------------------------------------
Preferred Stock Fund  12/3/1975   -6.31%     7.40%       1.15%    7.59%   8.74%
--------------------------------------------------------------------------------
*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

FINANCIAL STATEMENTS
APRIL 30, 2000 (UNAUDITED)


STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (preferred stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                    MARKET
                                                                    VALUE*
PREFERRED STOCK FUND                           SHARES               (000)
--------------------------------------------------------------------------------
PREFERRED STOCKS (98.0%)
--------------------------------------------------------------------------------
CONSUMER STAPLES (0.3%)
  Stokely-Van Camp Corp. 5.00%                 45,000           $      596
                                                            --------------------
ENERGY (1.2%)
  Apache Corp. 5.68%                           35,000                2,761
                                                            --------------------
FINANCIAL SERVICES (40.6%)
   BANKS--NEW YORK CITY (4.9%)
   The Chase Manhattan Corp.
    4.96%                                     100,000                4,575
   HSBC USA, Inc. 2.8575%                      50,000                2,091
   J. P. Morgan & Co., Inc. 6.625%            100,000                4,975

   BANKS--OUTSIDE NEW YORK CITY (7.0%)
(1)ABN-AMRO North America 6.59%                 4,000                3,796
   Comerica, Inc. 6.84%                        50,000                2,530
   FleetBoston Financial Corp.
    6.75%                                     125,000                6,375
   PNC Financial Services Group
    6.05%                                      25,000                1,265
   Wells Fargo & Co. 6.59%                     50,000                2,541

   DIVERSIFIED FINANCIAL SERVICES (4.6%)
   Citigroup, Inc. 6.365%                     225,000               10,800

   FINANCE COMPANIES (5.1%)
   Heller Financial, Inc. 6.687%               25,000                2,325
   SLM Holding Corp. 6.97%                    200,000                9,600

   FINANCIAL--MISCELLANEOUS (14.2%)
   Federal Home Loan Mortgage
    Corp. 5.00%                               300,000               11,850
   Federal Home Loan Mortgage
    Corp. 5.10%                               100,000                4,100
   Federal Home Loan Mortgage
    Corp. 5.79%                               200,000                8,918
   Federal National Mortgage
    Assn. 6.45%                               100,000                5,056
   MBNA Corp. 7.50%                           150,000                3,619

   INSURANCE--PROPERTY-CASUALTY (2.1%)
(1)Hillbrook Insurance Co. 5.90%                   55                4,923

   SECURITIES BROKERS & SERVICES (2.7%)
    Morgan Stanley Dean Witter
     Co. 7.75%                                125,000                6,410
                                                            --------------------
                                                                    95,749
                                                            --------------------
MATERIALS & PROCESSING (2.8%)
 Alcoa, Inc. $3.75                             77,490                4,146
 E.I. du Pont de Nemours &
   Co. 3.50%                                   15,600                  821
 E.I. du Pont de Nemours &
   Co. $4.50                                   22,925                1,550
                                                            --------------------
                                                                     6,517
                                                            --------------------
TECHNOLOGY (0.6%)
 International Business Machines
  Corp. 7.50%                                  57,500                1,459
                                                            --------------------

--------------------------------------------------------------------------------
                                                                    MARKET
                                                                    VALUE*
PREFERRED STOCK FUND                           SHARES               (000)
--------------------------------------------------------------------------------
UTILITIES--ELECTRICAL (52.5%)
   Alabama Power Co. 5.20%                    550,000               11,000
   Baltimore Gas & Electric
    Co. 6.70%                                  20,000                1,990
   Baltimore Gas & Electric
    Co. 6.99%                                  25,000                2,594
   Baltimore Gas & Electric
    Co. 7.125%                                 52,000                5,421
   Boston Edison Co. 4.78%                      2,000                  131
   Carolina Power & Light Co. 5.44%             4,319                  330
   Duke Energy Corp. 7.85%                     20,544                2,198
   Duquesne Light Co. 3.75%                     4,200                  110
   Duquesne Light Co. 4.15%                     9,160                  259
   Florida Power & Light Co. 6.98%            100,000               10,238
   Idaho Power Co. 7.07%                       25,000                2,330
   Indianapolis Power & Light 5.65%            75,000                6,225
   Monongahela Power Co. 7.73%                 50,000                5,137
   PECO Energy Co. $7.48                       50,000                4,977
   PPL Electric Utilities Corp.
    6.75%                                      85,000                8,797
   PSI Energy Inc. 6.875%                      40,000                3,995
   Pacific Gas & Electric Co. 7.04%           210,000                5,342
   PacifiCorp 7.48%                            75,000                7,575
   Potomac Electric Power Co. $2.28            37,000                1,211
   Potomac Electric Power Co. $2.46            35,000                1,233
   Puget Sound Energy 7.45%                   200,000                5,350
   San Diego Gas & Electric
    Co. $1.70                                 140,000                3,324
   Sierra Pacific Power Co. 7.80%             200,000                4,990
   South Carolina Electric & Gas
    Co. 6.52%                                 100,000                9,150
   TXU Electric Co. $1.875                    112,800                2,820
   TXU Electric Co. $7.98                      45,000                4,674
   Union Electric Co. $4.56                    12,150                  796
   Union Electric Co. $7.64                    25,000                2,624
   Virginia Electric & Power
    Co. $6.98                                  60,000                5,989
   Wisconsin Power & Light
    Co. 6.20%                                  18,500                1,702
   Wisconsin Public Service
    Corp. 6.88                                 10,000                1,013
                                                            --------------------
                                                                   123,525
                                                            --------------------
--------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
  (Cost $249,336)                                                  230,607
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                                 FACE               MARKET
                                               AMOUNT               VALUE*
                                               (000)                (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (1.0%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  5.75%, 5/1/2000
  (COST $2,427)                                $2,427           $    2,427
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.0%)
  (COST $251,763)                                                  233,034
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.0%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                3,138
Liabilities                                                          (848)
                                                            --------------------
                                                                     2,290
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 26,484,807 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                       $235,324
================================================================================

NET ASSET VALUE PER SHARE                                            $8.89
================================================================================
 *See Note A in Notes to Financial Statements.
 (1)Security exempt from registration under Rule 144A of the Securities
  Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2000, the aggregate value of these securities was $8,719,000, representing 3.7% of net assets.

--------------------------------------------------------------------------------
 AT APRIL 30, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                      AMOUNT           PER
                                                       (000)         SHARE
--------------------------------------------------------------------------------
 Paid in Capital                                   $260,125         $9.83
 Undistributed Net
  Investment Income                                     760           .03
 Accumulated Net Realized Loss                       (6,832)         (.26)
 Unrealized Depreciation--Note E                    (18,729)         (.71)
--------------------------------------------------------------------------------
 NET ASSETS                                        $235,324         $8.89
================================================================================

STATEMENT OF OPERATIONS
This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

--------------------------------------------------------------------------------
                                                      PREFERRED STOCK FUND
                                                 SIX MONTHS ENDED APRIL 30, 2000
                                                                  (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends                                                          $   8,949
   Interest                                                                  95
                                                                       ---------
      Total Income                                                        9,044
                                                                       ---------
EXPENSES
   Investment Advisory Fee--Note B                                          181
   The Vanguard Group--Note C
      Management and Administrative                                         284
      Marketing and Distribution                                             27
   Custodian Fees                                                             9
   Auditing Fees                                                              4
   Shareholders' Reports                                                      9
                                                                       ---------
      Total Expenses                                                        514
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     8,530
--------------------------------------------------------------------------------
REALIZED NET LOSS ON INVESTMENT SECURITIES SOLD                          (6,639)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
 OF INVESTMENT SECURITIES                                               (10,373)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                                      $  (8,482)

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-----------------------------------------------------------------------------------------------------------
                                                                                  PREFERRED STOCK FUND
                                                                          ----- ---------------------------
                                                                             SIX MONTHS                YEAR
                                                                                  ENDED               ENDED
                                                                          APR. 30, 2000       OCT. 31, 1999
                                                                                  (000)               (000)
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income                                                   $     8,530         $    20,619
   Realized Net Gain (Loss)                                                     (6,639)               (110)
   Change in Unrealized Appreciation (Depreciation)                            (10,373)            (28,274)
                                                                           --------------------------------
      Net Decrease in Net Assets Resulting from Operations                      (8,482)             (7,765)
                                                                           --------------------------------
DISTRIBUTIONS
   Net Investment Income                                                        (8,947)            (19,870)
   Realized Capital Gain                                                            --              (4,518)
                                                                           --------------------------------
      Total Distributions                                                       (8,947)            (24,388)
                                                                           --------------------------------
CAPITAL SHARE TRANSACTIONS1
   Issued                                                                       13,498              86,045
   Issued in Lieu of Cash Distributions                                          6,485              18,858
   Redeemed                                                                    (81,782)           (138,952)
                                                                           --------------------------------
      Net Decrease from Capital Share Transactions                             (61,799)            (34,049)
-----------------------------------------------------------------------------------------------------------
   Total Decrease                                                              (79,228)            (66,202)
-----------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Period                                                         314,552             380,754
                                                                           --------------------------------
   End of Period                                                              $235,324            $314,552
===========================================================================================================

1Shares Issued (Redeemed)
   Issued                                                                        1,488               8,516
   Issued in Lieu of Cash Distributions                                            716               1,886
   Redeemed                                                                     (9,039)            (13,836)

      Net  Decrease in Shares Outstanding                                       (6,835)             (3,434)
===========================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

---------------------------------------------------------------------------------------------------------------
                                                                       PREFERRED STOCK FUND
                                                                       YEAR ENDED OCTOBER 31,
FOR A SHARE OUTSTANDING               SIX MONTHS ENDED    -----------------------------------------------------
THROUGHOUT EACH PERIOD                 APRIL 30, 2000        1999        1998       1997     1996      1995
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $9.44       $10.36      $10.17     $9.67    $9.61     $8.35
---------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                          .29         .590         .58       .63      .69       .66
   Net Realized and Unrealized Gain (Loss)
      on Investments                             (.54)       (.825)        .22       .53      .04      1.25

   Total from Investment Operations              (.25)       (.235)        .80      1.16      .73      1.91

DISTRIBUTIONS
   Dividends from Net Investment
      Income                                     (.30)       (.560)       (.61)     (.66)    (.67)     (.65)
   Distributions from Realized
      Capital Gains                               --         (.125)        --        --       --         --

      Total Distributions                        (.30)       (.685)       (.61)     (.66)    (.67)     (.65)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $8.89      $  9.44      $10.36    $10.17    $9.67     $9.61
===============================================================================================================
TOTAL RETURN                                    -2.68%       -2.47%      8.00%    12.44%    8.04%     23.79%
===============================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)           $235         $315        $381      $320     $286      $308
  Ratio of Total Expenses to
    Average Net Assets                          0.38%*       0.36%       0.36%     0.37%    0.39%     0.52%
  Ratio of Net Investment Income to
    Average Net Assets                          6.34%*       5.76%       5.60%     6.41%    7.23%     7.43%
  Portfolio Turnover Rate                          8%*         11%         39%       34%      31%       20%
===============================================================================================================

*Annualized.



NOTES TO FINANCIAL STATEMENTS

Vanguard Preferred Stock Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds are valued using the lastest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended April 30, 2000, the advisory fee represented an effective annual rate of 0.13% of the fund's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2000, the fund had contributed capital of $46,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.1% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.

D. During the six months ended April 30, 2000, the fund purchased $10,151,000 of investment securities and sold $79,614,000 of investment securities, other than U.S. government securities and temporary cash investments.

     At October 31, 1999, the fund had available a capital loss carryforward of $110,000 to offset future net capital gains through October 31, 2007.

E. At April 30, 2000, net unrealized depreciation of investment securities for financial reporting and federal income tax purposes was $18,729,000, consisting of unrealized gains of $1,381,000 on securities that had risen in value since their purchase and $20,110,000 in unrealized losses on securities that had fallen in value since their purchase.

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THE PEOPLE WHO GOVERN YOUR FUND

The Trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund Trustees also serve on the Board of Directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

   Seven of Vanguard's eight board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

   Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new Trustees/Directors; and electing Vanguard officers.

         The  list  below  provides  a  brief   description  of  each  Trustee's
professional affiliations. Noted in parentheses is the year in which the Trustee joined the Vanguard Board.

TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JOHN C. SAWHILL (1991) President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------

OTHER FUND OFFICERS

RAYMOND J.  KLAPINSKY    Secretary;  Managing  Director  and  Secretary  of The
Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.


VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON  Legal Department.

ROBERT A. DISTEFANO  Information Technology.

JAMES H. GATELY  Individual Investor Group.

KATHLEEN C. GUBANICH  Human Resources.

IAN A. MACKINNON  Fixed Income Group.

F. WILLIAM MCNABB, III  Institutional Investor Group.

MICHAEL S. MILLER  Planning and Development.

RALPH K. PACKARD  Chief Financial Officer.

GEORGE U. SAUTER  Quantitative Equity Group.

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Valley Forge, Pennsylvania 19482-2600


ABOUT OUR COVER
Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036


This report is intended for the fund's
shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.



Q382-062000

(C)2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.